SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: July 23, 1999




                             HARMONY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                    000-19577                     95-4333330
     --------                    ---------                     ----------
 (State or other           (Commission File No.)          (IRS Employer ID No.)
  jurisdiction
of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.

      For nominal consideration, on July 23, 1999, Harmony Holdings, Inc., a Delaware corporation (the "Registrant"), sold 90% of the issued and outstanding shares of capital stock of The End (London) to Julia Reed, the executive producer of The End (London). The End (London), is a commercial production company based in London, England, and , prior to this sale, was a wholly-owned subsidiary of the Registrant. The sale is effective as of July 1, 1999. For the fiscal year ended June 30, 1998 and the nine month period ended March 31, 1999, The End (London) had gross revenues of $3,747,000 and $9,206,000, and net losses of $591,000 and $478,000, respectively. The Registrant retained all rights to the "The End (London)" name and logo. In connection with the sale of the stock, the Registrant and Julia Reed entered into an agreement granting Ms. Reed the right, under certain circumstances, to purchase the remaining 10% equity interest in The End (London) from the Registrant for approximately $803,000.


ITEM 5. OTHER EVENTS.

      Effective as of August 1, 1999, Children's Broadcasting Corporation d/b/a iNTELEFILM ("iNTELEFILM") purchased the Option and Share Transfer Agreement ("Option Agreement") entered into by the Registrant and the four principal executives of Curious Pictures Corporation (collectively, "Curious Management") dated December 15, 1996. As previously disclosed in the Registrant's reports filed with the Securities and Exchange Commission and in the Registrant's financial statements, under the Option Agreement, the four members of Curious Management could earn the right to purchase 50% of the outstanding stock of Curious Pictures Corporation ("Curious Pictures") from the Registrant upon the achievement of certain specified financial goals. Pursuant to the iNTELEFILM purchase agreement and based on the results of operations of Curious Pictures, it was agreed by all parties, including the Registrant, that Curious Management's rights to purchase the 50% equity interest had fully vested and were exercisable for consideration totaling $50. iNTELEFILM also acquired a 1% equity interest owned by Curious Management that was conveyed to Curious Management upon signing the Option agreement. The consideration paid to Curious Management by iNTELEFILM for the aforementioned acquisitions aggregated $3,000,000, consisting of $1,500,000 in cash and a $1,500,000 note receivable. Additionally, iNTELEFILM granted Curious Management options to purchase 300,000 shares of iNTELEFILM common stock for approximately $1.92 per share. As a result of the aforementioned transaction, Curious Pictures will recognize additional compensation expense related to the stock options of approximately $1,908,000.

      Subsequently, iNTELEFILM acquired 50% of Curious Pictures through the exercise of stock options granted under the Option Agreement. As a result, the Registrant currently owns 49% of the outstanding stock of Curious Pictures and iNTELEFILM owns 51% of the stock. Prior to the acquisition, the Registrant owned 99% of the outstanding shares of Curious Pictures, and Curious Management owned 1%. As the owner of 55.2% of the Registrant's outstanding shares of common stock, iNTELEFILM currently is the principal stockholder of the Registrant.

      In addition, as of August 1, 1999, Curious Pictures entered into new five-year employment agreements with each of the four members of Curious Management. As part of the compensation to be paid to Curious Management, each member of Curious Management was granted the right to purchase from the Registrant one share (representing 1% of the capital stock of Curious Pictures) of the Registrant's 49 shares (representing the remaining 49% equity interest of Curious Pictures owned by the Registrant) at the end of each employment year. As a result, if all of the members of Curious Management exercise all of the new options over the five-year term of their employment agreements, iNTELEFILM will own 51% of the Curious Pictures stock, Curious Management will collectively own 20%, and the Registrant will own the remaining 29%.

      The Registrant, iNTELEFILM, and Curious Management also entered into a Stock Agreement effective as of August 1, 1999. Under this agreement, the members of Curious Management were granted the right to sell to iNTELEFILM the shares of Curious Pictures that they earn from the Registrant (the put right), and iNTELEFILM obtained the right to purchase such shares from Curious Management (the call right). The price per share to be paid by iNTELEFILM to Curious Management for each share under the put and call rights is $96,774 per share.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Business Acquired

            Not applicable.

      (b)   Pro Forma Financial Information

            This unaudited pro forma financial information sets forth the impact of the sale of 90% of the Registrant's stock in The End (London). The transaction was consummated effective July 1, 1999. The unaudited pro forma statements of operations and balance sheet do not purport to present the Registrant's consolidated results of operations and financial position as they might have been, or as they may be in the future, had the transaction occurred on the assumed dates.

            The pro forma adjustments are based upon information currently available. The pro forma financial information and accompanying notes should be read in conjunction with the historical consolidated financial statements of the

      Registrant for the fiscal year ended June 30, 1998 and for the interim period ended March 31, 1999.

            The objective of the unaudited pro forma financial information is to show what the significant effects on the historical financial statements might have been had the transaction occurred, for balance sheet purposes, on March 31, 1999, and, for statement of operations purposes, on July 1, 1997. However, the pro forma financial statements are not necessarily indicative of the effects of the Registrant's financial position that would have been attained had the transaction occurred earlier.

STATEMENTS OF OPERATIONS:

                                                       PRO FORMA
                                                    ADJUSTMENTS FOR       PRO FORMA
                                                                            AFTER
                                                      THE SALE OF        THE SALE OF
                                      HARMONY         THE END LTD        THE END LTD
                                   HOLDINGS, INC.     (LONDON) (1)        (LONDON)
                                   --------------------------------------------------
Nine months ended
   March 31, 1999
Revenues:
   Contract revenues                $ 47,641,060      $  9,205,845      $ 38,435,215

   Cost of production                 40,403,894         8,277,792        32,126,102
                                   --------------------------------------------------
      Gross profit                     7,237,166           928,053         6,309,113

Operating expenses:
   Selling                             2,399,789           740,194         1,659,595

   General and administrative          4,761,513           689,489         4,072,024
                                   --------------------------------------------------
Income (loss) from productions            75,864          (501,630)          577,494

   Subsidiary stock option
   compensation                          326,400                --           326,400

   Corporate                           1,057,813                --         1,057,813

   Depreciation & amortization           624,491                --           624,491

   Restructuring costs and
   impairment of assets                3,532,495                --         3,532,495
                                   --------------------------------------------------
Income (loss) from operations         (5,465,335)         (501,630)       (4,963,705)

Interest income                           46,743            23,183            23,560

Interest expense                        (313,117)               --          (313,117)
                                   --------------------------------------------------
Net income (loss) before income
taxes                                 (5,731,709)         (478,447)       (5,253,262)

Income taxes                               9,601               (99)            9,700
                                   --------------------------------------------------
Net income (loss)                   $ (5,741,310)     $   (478,348)     $ (5,262,962)
                                   ==================================================

Net income (loss) per share         $      (0.78)                       $      (0.71)
                                   ==================================================
Weighted average number of
shares outstanding                     7,376,957                           7,376,957
                                   ==================================================

(1) To eliminate the revenue and operating expenses related to The End (London).

                                                       PRO FORMA
                                                    ADJUSTMENTS FOR       PRO FORMA
                                                                            AFTER
                                                      THE SALE OF        THE SALE OF
                                       HARMONY        THE END LTD        THE END LTD
                                    HOLDINGS, INC.    (LONDON) (1)         (LONDON)
                                   --------------------------------------------------
Year ended
   June 30, 1998
Revenues:
   Contract revenues                $ 53,355,100      $  3,747,041      $ 49,608,059

   Cost of production                 43,616,737         3,428,784        40,187,953
                                   --------------------------------------------------
      Gross profit                     9,738,363           318,257         9,420,106

Operating expenses:
   Selling                             2,728,734           273,080         2,455,654

   General and administrative         10,801,716           603,836        10,197,880

   Depreciation & amortization           700,145            21,808           678,337
                                   --------------------------------------------------
Income (loss) from operations         (4,492,232)         (580,467)       (3,911,765)

Interest income                          124,459             5,901           118,558

Interest expense                         (99,144)           (9,347)          (89,797)
                                   --------------------------------------------------
Net income (loss) before income
taxes                                 (4,466,917)         (583,913)       (3,883,004)

Income taxes                              21,663             6,908            14,755
                                   --------------------------------------------------
Net income (loss)                   $ (4,488,580)     $   (590,821)     $ (3,897,759)
                                   ==================================================

Net income (loss) per share         $      (0.69)                       $      (0.60)
                                   ==================================================

Weighted average number of
shares outstanding                     6,515,000                           6,515,000
                                   ==================================================

To eliminate the revenue and operating expenses related to The End LTD (London).

BALANCE SHEET:

                                                             PRO FORMA
                                                          ADJUSTMENTS FOR   PRO FORMA
                                                                              AFTER
                                                            THE SALE OF    THE SALE OF
                                              HARMONY       THE END LTD    THE END LTD
                                           HOLDINGS, INC.   (LONDON) (1)    (LONDON)
                                           -------------------------------------------
March 31, 1999

   Current assets                          $  8,416,156    $  1,541,258   $  6,874,898

   Property and equipment, net                2,443,910         128,920      2,314,990

   Goodwill, net                                171,875                        171,875
                                           ------------                   ------------
   Other assets                                 754,296                        754,296
                                          ---------------------------------------------
               Total Assets                $ 11,786,237    $  1,670,178   $ 10,116,059
                                          =============================================

               LIABILITY & SHAREHOLDERS'
                            EQUITY

   Current liabilities                     $ 12,621,939    $  1,613,932   $ 11,008,007

   Minority interest                            792,150              --        792,150

   Shareholders' deficit                     (1,627,852)         56,246     (1,684,098)
                                          ---------------------------------------------
               Total Liabilities &
               Shareholders' Equity        $ 11,786,237    $  1,670,178   $ 10,116,059
                                          =============================================

To eliminate the assets, liabilities, and equity of The End LTD (London).


      (c)   Exhibits

            99.1 Purchase Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; Curious Pictures Corporation, a New York corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.

            99.2 Curious Stock Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.

            99.3 Purchase Agreement dated as of July 23, 1999, effective as of July 1, 1999, by and among Harmony Holdings, Inc., a Delaware corporation and Julia Reed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 1999                       HARMONY HOLDINGS, INC.


                                       BY:
                                            ------------------------------------
                                            James G. Gilbertson
                                       ITS: Chief Operating Officer and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Purchase Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; Curious Pictures Corporation, a New York corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.

99.2 Curious Stock Agreement dated as of July 27, 1999 and effective as of August 1, 1999, by and among Children's Broadcasting Corporation, a Minnesota corporation; Harmony Holdings, Inc., a Delaware corporation; and Susan Holden; Stephen Oakes; Richard Winkler; and David Starr, as individuals.

99.3 Purchase Agreement dated as of July 23, 1999, effective as of July 1, 1999, by and among Harmony Holdings, Inc., a Delaware corporation and Julia Reed.